Exhibit 99.1

DMY SQUARED TECHNOLOGY GROUP, INC. RECEIVES NYSE AMERICAN NOTICE

REGARDING DELAYED FORM 10-Q FILING

LAS VEGAS, NV, August 22, 2025 – dMY Squared Technology Group, Inc. (NYSE American: DMYY) (the “Company”) announced today that it received a notice (the “Notice”) on August 20, 2025 from the NYSE Regulation staff of the NYSE American LLC (the “NYSE American”) stating that the Company is not in compliance with Section 1007 of the NYSE American Company Guide (the “Rule”) because it has not timely filed its Quarterly Report on Form 10-Q as of and for the three and six months ended June 30, 2025 (the “Second Quarter 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the NYSE American.

Under NYSE American listing standards, the Company has six months from the due date of the Second Quarter 10-Q, or until February 19, 2026, to file the Second Quarter 10-Q. If the Company fails to file the Second Quarter 10-Q by February 19, 2026, it can submit a request to the NYSE American to allow the Company’s securities to continue to trade on the NYSE American. If the NYSE American accepts the Company’s request, then the NYSE American may grant an additional six months, or until August 19, 2026, to file the Second Quarter 10-Q. However, there can be no assurance that the NYSE American will accept the Company’s request or that the Company will be able to regain compliance within any extension period granted by the NYSE American. The NYSE American may commence delisting procedures at any time during the period that is available to the Company to complete the filing, if circumstances warrant.

The Company is working diligently to complete its Second Quarter 10-Q. The Company intends to file the Second Quarter 10-Q as soon as practicable to regain compliance with the Rule.

About dMY Squared Technology Group, Inc.

dMY Squared Technology Group, Inc. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements”. Certain of these forward-looking statements can be identified by the use of words such as “intends”, “may”, “will” or other similar expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results or achievements to be materially different from the Company’s expectations expressed or implied by the forward-looking statements. Such factors include, but are not limited to: the preparation of the Company’s financial statements for the fiscal quarter ended June 30, 2025, and the risk that such preparation takes longer than anticipated; the Company’s ability to regain and maintain compliance with the requirements of the NYSE American; adverse effects on the Company’s business related to the disclosures made in this press release, or the initiation of new legal proceedings; and volatility of the Company’s stock price; as well as the business, financial, and accounting risks and the other important risk factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on April 3, 2025, and the Company’s other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release and are based on information available to the Company as of the date of this press release, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Contact:

David Chung

dMY Squared Technology Group, Inc.

david@dmytechnology.com